STOCK FUNDS QUARTERLY REPORT

                        QUARTER ENDED SEPTEMBER 30, 1999




                            A FAMILY OF NO-LOAD FUNDS
                            -------------------------

                                 BALANCED FUND

                             LARGE CAP GROWTH FUND

                              REGIONAL GROWTH FUND

                              MID CAP GROWTH FUND

                           INTERNATIONAL GROWTH FUND

                             SMALL CAP GROWTH FUND

                       SCIENCE AND TECHNOLOGY GROWTH FUND

                         DEVELOPING MARKETS GROWTH FUND




                                     [LOGO]
                                SIT MUTUAL FUNDS
                          ----------------------------
                          THE INVESTMENT IS MUTUAL(SM)

                                www.sitfunds.com

                                SIT MUTUAL FUNDS
                          STOCK FUNDS QUARTERLY REPORT
                                TABLE OF CONTENTS


                                                                        PAGE
                                                                        ----
Chairman's Letter                                                         1

Performance Review                                                        2

Fund Reviews
----------------------------------------------------------------------------
             Balanced Fund                                                4

             Large Cap Growth Fund                                        6

             Regional Growth Fund                                         8

             Mid Cap Growth Fund                                         10

             International Growth Fund                                   12

             Small Cap Growth Fund                                       14

             Science And Technology Growth Fund                          16

             Developing Markets Growth Fund                              18

[PHOTO]  SIT MUTUAL FUNDS
         Quarter Ended September 30, 1999                                 [LOGO]
         -----------------------------------------------------------------------
         Chairman's Letter

Dear Fellow Shareholders:

   The third quarter of 1999 was a challenging period for equity investing. Despite mixed signals on inflation, interest rates have begun to rise recently and investors remain concerned about future Federal Reserve action.

Economic Overview
   Although the recent strength in the global economy has reinvigorated corporate profit growth, investors remain preoccupied with rising interest rates amid potential signals of an imminent re-acceleration of inflation. Second quarter GDP came in at a rather modest +1.6%; however, we believe that third quarter economic growth is likely to be much stronger. Indications are that consumer spending - which accounts for over two-thirds of GDP - was robust during the third quarter. In addition, a rebound in inventory building (particularly ahead of Y2K) and government spending (given the surplus) provide further support for a significant sequential increase in quarterly GDP. Our third quarter forecast is +4.5%.
   As has been the case for most of 1999, mixed signals on inflation have caused significant volatility in the financial markets. While we are not forecasting runaway inflation over the coming months, inflation statistics could creep higher based on ongoing domestic economic strength, tight labor markets, a recovering global economy, and rising commodity prices (particularly oil). We believe the CPI will continue to trend modestly higher in the months ahead and average +2.5% in 2000, up from +2.1% in 1999. Largely based on tight labor market conditions, the Federal Reserve assumed a tightening bias after the October 5th meeting, although interest rates were left unchanged. We believe the Federal Reserve will be hesitant to act toward the end of the year, given the uncertainty surrounding Y2K.
   Arguments continue over the budget surplus, which President Clinton recently announced is forecast to be $115 billion for the most recent fiscal year. As was expected, Congress failed to complete the thirteen appropriations bills on time, and opted for a three-week stop-gap bill to keep federal agencies open and enable the task to be completed. From a longer-term perspective, fiscal issues remain unresolved. President Clinton vetoed the $792 billion Republican tax-cut plan, but remained open to long-term solutions to the issues of taxation, domestic spending, Medicare, and Social Security. Debates over these issues will be focal points in next year's elections.

Equity Strategy Summary
    Domestic equity indices were mostly lower in the third quarter, as inflation and interest rate concerns overwhelmed the strong earnings reports throughout the quarter. The stock market's primary worries have been a generally high level of current valuation, signs of inflationary stress points in some areas (mainly commodities), rising interest rates, and uncertainty over the Federal Reserve's course of action. The strengthening global economies that have prompted inflation fears have also produced a positive offset for the market: very strong corporate profits. Operating profits for the S&P 500 Index increased +14% in the second quarter and may increase by over +20% in the final two quarters of 1999, largely due to the rebound in the energy and financial sectors and continuing strong profits in technology.
   We have reminded investors that the remarkable, above-trend market returns experienced over the last several calendar years should not be extrapolated in the future. Our objective is to seek secular growth opportunities that will reward investors over the long-term, even under more "normal' equity market conditions. The Sit Mutual Funds equity portfolios maintain a significant overweighted position in the technology sector. There are multiple themes that currently are driving technology spending, including telecommunications innovation, E-commerce, Internet infrastructure, and the recovery in the semiconductor industry. Investors have been rewarded for investing in this sector in 1999, as the technology-dominated NASDAQ composite index has increased +25.2% this year, well ahead of the +5.4% return for the S&P 500 Index.
   Performance was mixed in the international equity markets during the quarter. European markets advanced slightly, benefiting from a +3.5% increase in the value of the euro. We believe the outlook remains quite positive for the European region, as the long-term benefits of privatization, corporate restructuring, EMU monetary and currency integration, and the orientation of pension funds toward equities are key factors providing long-term support for market valuations. Only partially giving back the strong gains achieved during the first half of 1999, Asian equity markets lost some ground during the quarter. Most notably, Japanese stocks rose as economic data signaled that a long overdue recovery in Japan may be underway.
   We appreciate your interest and investment in the Sit Mutual Funds, and we look forward to assisting you in achieving your long-term investment goals.

SIT MUTUAL FUNDS
Quarter Ended September 30, 1999
--------------------------------------------------------------------------------
Performance Summary - Stock Funds

   Global equity markets provided mixed results during the third quarter of 1999. U.S. stocks declined modestly each month during the quarter as rising interest rates won out over strong corporate earnings reports in the ongoing "tug of war." Virtually all major domestic indices declined during the quarter, with only modest differences in returns across market capitalizations. The S&P 500 Index declined -6.3%, the Russell 2000 Index fell -6.3%, and the S&P MidCap Index dropped -8.4%.
   Following the "bounce" during the second quarter in cyclical/value issues, growth indices outperformed their value counterparts during the third quarter. The Russell 1000 Growth Index declined -3.7%, while the Russell 1000 Value Index fell -9.8%. This trend was also relevant in small capitalization stock indices, with the Russell 2000 Growth Index declining -4.9% in the quarter compared to the -7.8% decline for the Russell 2000 Value Index. The remarkable performance of technology stocks continues to lead growth stock outperformance. We estimate that the return for the electronic technology sector within the S&P 500 Index was +5.3% for the quarter and +32.0% for the last nine months, significantly outperforming the comparable total S&P 500 Index returns of -6.2% and +5.4%.
The technology-dominated NASDAQ composite index was the only major index that posted a positive return for the quarter, rising +2.2%.
   Relative to the U.S., European and Asian markets produced somewhat better returns during the quarter. Continued signals that the Japanese economy is recovering propelled Japanese stocks higher and lifted the MSCI Pacific Index +11.4% for the quarter, though many other Asian markets were modestly lower after a very strong first half of 1999. Despite signs that economic growth is finally picking up across Europe, European stocks were only slightly higher during the quarter as the MSCI Europe Index increased +1.2%. Continued political and economic uncertainties were behind negative returns in most Latin American markets. Brazil and Mexico had significant declines of -13.6% and -13.4%, respectively.

                                          1987         1988        1989
                                         -------------------------------
SIT BALANCED                              --           --          --
SIT LARGE CAP GROWTH                      5.32%        5.33%      32.02%
SIT REGIONAL GROWTH                       --           --          --
SIT MID CAP GROWTH                        5.50         9.77       35.15
SIT INTERNATIONAL GROWTH                  --           --          --
SIT SMALL CAP GROWTH                      --           --          --
SIT SCIENCE AND TECHNOLOGY GROWTH         --           --          --
SIT DEVELOPING MARKETS GROWTH             --           --          --

S&P 500 INDEX (2)                         5.28        16.55       31.61
S&P MIDCAP 400 INDEX (2)                 -2.04        20.87       35.55
MSCI EAFE INDEX (3)                       --           --          --
RUSSELL 2000 INDEX (4)                    --           --          --
PSE TECH 100 INDEX                        --           --          --
MSCI EMERGING MARKETS FREE INDEX (5)      --           --          --


                                          NASDAQ
                                          SYMBOL          INCEPTION
                                          ------          ---------

SIT BALANCED                               SIBAX          12/31/93
SIT LARGE CAP GROWTH                       SNIGX          09/02/82
SIT REGIONAL GROWTH                        n/a            12/31/97
SIT MID CAP GROWTH                         NBNGX          09/02/82
SIT INTERNATIONAL GROWTH                   SNGRX          11/01/91
SIT SMALL CAP GROWTH                       SSMGX          07/01/94
SIT SCIENCE AND TECHNOLOGY GROWTH          SISTX          12/31/97
SIT DEVELOPING MARKETS GROWTH              SDMGX          07/01/94

S&P 500 INDEX (2)
S&P MIDCAP 400 INDEX (2)
MSCI EAFE INDEX (3)
RUSSELL 2000 INDEX (4)
PSE TECH 100 INDEX
MSCI EMERGING MARKETS FREE INDEX (5)

(1) PERIOD FROM FUND INCEPTION THROUGH CALENDAR YEAR-END.
(2) FIGURES ASSUME AN INCEPTION DATE OF 7/1/94.
(3) FIGURES ASSUME AN INCEPTION DATE OF 10/31/91.
(4) FIGURES ASSUME AN INCEPTION DATE OF 6/30/94.
(5) FIGURES ASSUME AN INCEPTION DATE OF 9/2/82.

                                                                          [LOGO]
-------------------------------------------------------------------------


                   TOTAL RETURN - CALENDAR YEAR

                                                                                                    YTD
  1990      1991        1992      1993      1994        1995       1996       1997        1998      1999
---------------------------------------------------------------------------------------------------------
  --        --          --        --       -0.33%      25.43%     15.80%     21.73%      21.30%     3.95%
 -2.37%    32.72%       4.94%     3.15%     2.83       31.66      23.05      31.70       30.56      5.88
  --        --          --        --        --          --         --         --         23.05      0.49
 -2.04     65.50       -2.14      8.55     -0.47       33.64      21.87      17.70        6.84     16.92
  --        4.10(1)     2.69     48.37     -2.99        9.36      10.31       4.81       18.95      9.16
  --        --          --        --       11.57(1)    52.16      14.97       7.63        1.97     26.75
  --        --          --        --        --          --         --         --         38.40     19.87

  --        --          --        --       -2.02(1)    -4.29      17.27      -5.20      -24.93     23.17
 -3.05     30.46        7.64     10.07      1.32       37.58      22.96      33.36       28.58      5.36
 -5.12     50.11       11.92     13.95     -3.60       30.94      19.19      32.29       19.11     -2.10
  --        0.26      -12.17     32.56      7.78       11.21       6.05       1.78       20.00      8.53
  --        --          --        --        4.61       28.45      16.49      22.36       -2.54      2.37
  --        --          --        --        --          --         --         --         54.60     39.71
  --        --          --        --        2.80       -6.94       3.92     -13.40      -27.52     30.80

                                              AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                PERIODS ENDED SEPTEMBER 30, 1999
         TOTAL RETURN              -----------------------------------------------------------
   QUARTER        SIX MONTHS                                                          SINCE
ENDED 9/30/99    ENDED 9/30/99       1 YEAR     3 YEARS     5 YEARS    10 YEARS     INCEPTION
------------------------------     -----------------------------------------------------------
    -1.28%           -0.78%          18.50%      16.97%      17.52%       --          14.89%
    -2.54            -1.21           29.75       23.71       24.35       15.63%       16.59
    -6.30             0.24           28.27        --          --          --          12.92
     4.06            15.67           37.56       14.39       19.20       14.94        18.47
     7.30            11.58           30.96       12.46        9.57        --          12.42
    11.71            32.60           46.48       10.66       20.18        --          20.95
     8.93            20.22           50.41        --          --          --          33.59
    -4.11            23.80           37.50       -4.53       -2.64        --          -0.70

    -6.25             0.36           27.80       25.09       25.03       16.83        18.46
    -8.40             4.57           25.50       17.83       18.59       15.64        17.97
     4.39             7.04           30.95       10.43        9.12        --           8.91
    -6.32             8.25           19.07        8.70       12.39        --          13.12
     4.62            26.19           96.26        --          --          --          55.36
    -5.50            16.38           53.44       -6.64       -7.49        --          -3.79


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

[PHOTO]  SIT BALANCED FUND
         Quarter Ended September 30, 1999
         -----------------------------------------------------------------------
         Peter L. Mitchelson, CFA, Senior Portfolio Manager
         Bryce A. Doty, CFA, Senior Portfolio Manager

   The Sit Balanced Fund posted strong relative performance during the third quarter of calendar 1999. The Fund's decline of -1.3% for the period compared favorably with the -4.4% decrease for the Lipper Balanced Fund Index and ranked in the 4th percentile out of 452 funds in the Lipper Balanced Fund universe. The Fund ranked in the 13th and 10th percentiles for the 1-year and 5-year periods ended September 30th, respectively.
   Within the equity portion of the portfolio, the strong performance of technology stocks contributed to the positive relative performance for the Fund. The portfolio will continue to have a significant overweighting in this sector, as several secular trends are leading to dynamic earnings growth potential for technology companies. The portfolio's emphasis on technology and other high growth sectors has resulted in a significantly higher growth rate for the portfolio relative to the broader market. At the end of September, the 2000 projected earnings gain for the companies held in the Fund was +22.6%, well above the projected +8.0% earnings increase for the S&P 500. Notable sector weighting changes included an increase in electronic technology and technology services and a decrease in finance. The finance weighting was reduced through sales of Merrill Lynch and Chase Manhattan and sector performance. Purchases during the quarter included Nokia, First Data, Microsoft and Sprint.
   During the quarter, yields rose modestly across most maturities, while the yield curve remained relatively stable. U.S. Treasury securities outperformed corporate bonds due to a flood of corporate supply and Year 2000-related concerns that contributed to a flight to quality. The fixed income portion of the Fund currently maintains a neutral duration relative to the benchmark Lehman Aggregate Bond Index as we expect interest rates to be fairly stable in the coming months. We have recently reduced the overweighted position in U.S. Treasuries and shifted the emphasis to corporate and asset-backed securities in anticipation of reduced liquidity fears as year-end approaches.
   As of September 30th, the Fund was 56.5% invested in equity securities (up from 55% at the end of June), 40.8% in fixed income securities (up from 35%), and 2.7% in cash equivalents (down from 10%).


                        INVESTMENT OBJECTIVE AND STRATEGY

     The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks, bonds and short-term instruments. The Fund may emphasize either equity securities, fixed-income securities, or short-term instruments or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.

     The Fund's permissible investment allocation is: 40-60% in equity securities, 40-60% in fixed-income securities, and up to 20% in short-term fixed-income instruments. At all times at least 25% of the assets will be invested in fixed-income senior securities.


                               PORTFOLIO SUMMARY

               Net Asset Value 9/30/99:  $17.07 Per Share
                               6/30/99:  $17.38 Per Share

                      Total Net Assets:  $12.3 Million

                    QUARTERLY DIVIDEND:  $ 0.09 PER SHARE


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [PIE CHART]

                           Cash Equivalents     2.7%
                           Bonds               40.8%
                           Stocks              56.5%

                                                                          [LOGO]
-------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS*

                           SIT                               LEHMAN
                        BALANCED            S&P            AGGREGATE
                          FUND           500 INDEX         BOND INDEX
                        --------         ---------         ----------

3 Months**               -1.28%            -6.25%             0.68%
1 Year                   18.50             27.80             -0.37
3 Years                  16.97             25.09              6.82
5 Years                  17.52             25.03              7.84
Inception                14.89             21.72              6.16
  (12/31/93)


                            CUMULATIVE TOTAL RETURNS*

                           SIT                               LEHMAN
                        BALANCED            S&P            AGGREGATE
                          FUND           500 INDEX         BOND INDEX
                        --------         ---------         ----------

1 Year                   18.50%            27.80%            -0.37%
3 Years                  60.06             95.72             21.89
5 Years                 124.13            205.57             45.85
Inception               122.21            209.66             41.06
  (12/31/93)


* AS OF 9/30/99                                                **NOT ANNUALIZED.


--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX AND THE S&P 500 INDEX. LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/93) and held until 9/30/99 would have grown to $22,221 in the Fund, $14,106 in the Lehman Aggregate Bond Index or $30,966 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                  TOP HOLDINGS

              Stocks: *  Cisco Systems, Inc.
                      *  Microsoft Corp.
                      *  General Electric Co.
                      *  Sun Microsystems, Inc.
                      *  Tyco International, Ltd.

              Bonds:  *  U.S. Treasury Note, 6.125%, 8/15/07
                      *  U.S. Treasury Bond, 6.125%, 8/15/29
                      *  U.S. Treasury Strip, 5.95%, 11/15/09
                      *  Union Tank Car Co., 6.57%, 1/2/14
                      *  Conseco Finance Home Equity, 6.97%, 10/15/30

                          Total Number of Holdings: 136

[PHOTO]  SIT LARGE CAP GROWTH FUND REVIEW
         Quarter Ended September 30, 1999
         -----------------------------------------------------------------------
         Senior Portfolio Managers
         Peter L. Mitchelson, CFA * Roger J. Sit * Ronald D. Sit, CFA

The Sit Large Cap Growth Fund posted strong relative performance for the quarter ended September 30th. The Fund's decline of -2.5% compared favorably with the -6.3% decrease for the S&P 500 Index and the -3.7% decrease for the Russell 1000 Growth Index.
   Domestic stock returns have been modest thus far in 1999 after four exceptionally strong years, particularly in large capitalization issues. Stocks have retreated since the S&P 500 made a record high on July 16th, as enthusiasm for strong corporate profits gave way to growing concerns over rising interest rates. Growth stocks outperformed value issues by a wide margin during the quarter, largely due to exceptionally strong performance by the technology sector. We believe that the technology boom is still in the early innings as the build-out of the Internet is promoting unprecedented innovation in diverse areas such as telecommunications, business commerce, and data storage and analysis.
   We continue to believe growth stocks are attractive investments in an economic environment of moderate growth and relatively low inflation. Although improving broad market earnings gains caused some enthusiasm for cyclical stocks earlier this year, many companies will face more difficult comparisons after the fourth quarter of this year. The collapse in Asian economies negatively impacted financial companies, exporters, and commodity-oriented companies during the second half 1998, in particular, allowing for relatively easy comparisons this year.
   As of the end of September, the Fund was 97.0% invested in equities. Significant sector weighting changes during the past quarter included increases in electronic technology and technology services. These sectors were increased through the additions of Nokia, Xilinx, Qualcomm, and First Data. The largest sector weighting decrease occurred in financial services where Merrill Lynch was sold.
   Strong earnings growth continues to be a focus of the Fund. Projected growth rates for securities held in the Fund exceed +20% in each of the next two years, more than twice the expected earnings gain for the S&P 500.
   Assets in the Large Cap Growth Fund totaled $132.6 million as of September 30th. We very much appreciate shareholders' continued interest and participation in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of growth companies with a capitalization of $5 billion or more at the time of purchase.


                               PORTFOLIO SUMMARY

                    Net Asset Value 9/30/99:  $ 51.50 Per Share
                                    6/30/99:  $ 52.84 Per Share

                           Total Net Assets:  $132.6 Million

                Weighted Average Market Cap:  $112.2 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                     Electronic Technology     28.6
                         Health Technology     14.2
                       Technology Services     13.1
                              Retail Trade      8.1
                                   Finance      7.7
                    Producer Manufacturing      7.1
                                 Utilities      6.2
                         Consumer Services      4.7
                     Consumer Non-Durables      3.1
                        Sectors Under 2.0%      4.2
                   Cash & Other Net Assets      3.0

                                                                          [LOGO]
-------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT                                   RUSSELL
                     LARGE CAP              S&P                1000
                    GROWTH FUND          500 INDEX         GROWTH INDEX
                    -----------          ---------         ------------

3 Month**             -2.54%               -6.25%              -3.67%
1 Year                29.75                27.80               34.86
5 Years               24.35                25.03               26.79
10 Year***            15.63                16.83               17.96
Inception***          16.59                18.46               18.29
  (9/2/82)


                            CUMULATIVE TOTAL RETURNS*

                        SIT                                   RUSSELL
                     LARGE CAP              S&P                1000
                    GROWTH FUND          500 INDEX         GROWTH INDEX
                    -----------          ---------         ------------

1 Year                29.75%               27.80%              34.86%
5 Year               197.30               205.57              227.72
10 Year***           327.23               373.61              421.68
Inception***        1278.23              1706.91             1666.77
  (9/2/82)


* AS OF 9/30/99                                                **NOT ANNUALIZED.


--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500 INDEX.
***ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 9/30/99 would have grown to $137,823 in the Fund, or $180,691 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                TOP 10 HOLDINGS

                         *  Cisco Systems, Inc.
                         *  Microsoft Corp.
                         *  General Electric Co.
                         *  Sun Microsystems, Inc.
                         *  Tyco International, Ltd.
                         *  Intel Corp.
                         *  Vodafone Airtouch, A.D.R.
                         *  EMC Corp.
                         *  Amgen, Inc.
                         *  Pfizer, Inc.

                          Total Number of Holdings: 71

[PHOTO]  SIT REGIONAL GROWTH FUND
         Quarter Ended September 30, 1999
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager

   The Sit Regional Growth Fund posted a decline of -6.3% for the quarter, reflecting the challenging conditions in the U.S. equity markets during the period. The S&P 500 Index decline was -6.3% for the quarter as well, while the average diversified stock fund, as calculated by Lipper Analytical Services, declined -5.4%.
   Although third quarter GDP will likely be very strong, we expect the increase in interest rates to result in a modest slowing in the economy in the months ahead. Rising interest rates won the "battle" in the third quarter, but we believe strong corporate profit growth will continue to provide support for the equity market. The Fund is well positioned to benefit from investors' preference for companies that can deliver strong earnings growth. Earnings for the stocks in the Fund are expected to grow +21.1% in 2000 and +19.2% over the next five years, compared to projected 2000 and long-term growth rates of +8.0% and +9.0% for the S&P 500. Despite superior projected growth rates, the Fund's price-to-earnings ratio (on 2000 projected earnings) stands at 24.3 times, only a modest premium to the comparable S&P 500 ratio of 23.8 times.
   As of the end of September, the Fund was nearly fully invested, with 97.1% of the portfolio invested in equities, up from 95.1% at the end of June. Significant sector weighting changes during the quarter included increases in producer manufacturing and utilities and a decrease in retail trade. The Fund purchased G&K Services, Valassis Communications, and Minnesota Mining and Manufacturing and added to existing positions in Illinois Tool Works and Sprint. Portfolio eliminations included HA-LO Industries and Compuware. The Fund's heavy weightings in electronic technology, technology services and retail trade reflect the strong fundamental outlook for these sectors and the attractive regional companies within the sectors. Although the Fund has lagged the large cap-dominated S&P 500, improved relative performance in 1999 and increasingly attractive relative valuations provide support for the mid-sized companies that primarily comprise the portfolio.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies with their headquarters in Minnesota, Iowa, Missouri, North Dakota, South Dakota, Nebraska, Kansas, Wisconsin, Illinois, Michigan, Indiana, and Ohio. During normal market conditions, at least 80% of the Fund's total assets will be invested in such securities. The Fund emphasizes securities of companies that the Adviser believes have potential for long-term capital growth.


                                PORTFOLIO SUMMARY

                    Net Asset Value 9/30/99:  $12.34 Per Share
                                    6/30/99:  $13.17 Per Share

                           Total Net Assets:  $ 6.9 Million

                Weighted Average Market Cap:  $19.9 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Electronic Technology   16.0
                          Technology Services   14.6
                                 Retail Trade   12.4
                                      Finance   11.4
                            Health Technology    9.4
                       Producer Manufacturing    6.4
                                    Utilities    6.2
                          Commercial Services    6.1
                           Process Industries    3.5
                            Consumer Services    3.3
                           Sectors Below 3.0%    7.8
                      Cash & Other Net Assets    2.9

                                                                          [LOGO]
-------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS*

                          SIT
                        REGIONAL               S&P               RUSSELL
                       GROWTH FUND          500 INDEX           3000 INDEX
                       -----------          ---------           ----------

3 Month**                -6.30%               -6.25%              -6.59%
1 Year                   28.27                27.80               26.32
Inception                12.92                18.97               15.76
  (12/31/97)


                            CUMULATIVE TOTAL RETURNS*

                          SIT
                        REGIONAL               S&P               RUSSELL
                       GROWTH FUND          500 INDEX           3000 INDEX
                       -----------          ---------           ----------

1 Year                   28.27%               27.80%              26.32%
Inception                23.66                35.47               29.14
  (12/31/97)


* AS OF 9/30/99                                                **NOT ANNUALIZED.


--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 3000 INDEX. LIPPER ANALYTICAL SERVICES, INC. IS A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 9/30/99 would have grown to $12,366 in the Fund, or $13,547 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                        *  Best Buy, Inc.
                        *  Sprint Corp.
                        *  Tellabs, Inc.
                        *  Motorola, Inc.
                        *  Great Plains Software, Inc.
                        *  Wells Fargo Co.
                        *  Emmis Communications Corp.
                        *  Illinois Tool Works, Inc.
                        *  Dayton Hudson Corp.
                        *  ADC Telecommunications, Inc.

                          Total Number of Holdings: 40

[PHOTO]  SIT MID CAP GROWTH FUND
         Quarter Ended September 30, 1999
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager
         Erik S. Anderson, CFA, Senior Portfolio Manager

   The Sit Mid Cap Growth Fund provided a positive return for shareholders during the September quarter amidst negative returns for almost all domestic stock indices for the period. The Fund's +4.06% quarterly gain compared favorably with the -8.40% decline for the S&P MidCap 400 Index and the -5.01% decline for the Russell MidCap Growth Index.
   The Fund's positive return was largely driven by strong performance in the technology sectors, as sector overweightings and stock selection positively impacted results. Although large cap stocks have posted superior results over the last several years, the market is broadening, and smaller stocks have exhibited improving relative performance thus far in 1999. We remain optimistic with regard to earnings dynamics and valuation support for small and mid cap stocks relative to large cap issues.
   Our enthusiasm for smaller stocks can be illustrated by a valuation analysis of price-to-earnings ratios relative to estimated long-term growth rates. The P/E ratio for the Sit MidCap Growth Fund currently stands at 33 times estimated year 2000 earnings, modestly above the estimated 5-year earnings growth rate of 30%. In contrast, the P/E ratio for the S&P 500 is 24 times estimated 2000 earnings, well above the long-term earnings growth rate of 9.0%.
   The most significant sector weighting increases over the past quarter occurred in electronic technology and technology services, largely through strong relative price performance. New purchases in these sectors included Qualcomm, Jabil Circuit, Unisys, and Fiserv. Sector weighting decreases occurred in financial services and retail trade. These sectors were reduced through the paring of positions in Firstar, Goldman Sachs, and Staples. As of September 30th, the portfolio was 99.5% invested in equities, compared to 93.9% at the end of the second quarter. The three most heavily weighted sectors were electronic technology, technology services, and health technology, which represent rapidly growing areas of the economy.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of growth companies with a capitalization of $2 billion to $15 billion at the time of purchase.


                                PORTFOLIO SUMMARY

                    Net Asset Value 9/30/99:  $ 15.13 Per Share
                                    6/30/99:  $ 14.54 Per Share

                           Total Net Assets:  $377.8 Million

                Weighted Average Market Cap:  $  8.0 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                        Electronic Technology    34.1
                          Technology Services    23.0
                            Health Technology    11.4
                                 Retail Trade     6.3
                                    Utilities     5.6
                                      Finance     5.4
                            Consumer Services     4.7
                              Energy Minerals     3.2
                              Health Services     2.2
                           Sectors Below 2.0%     3.6
                      Cash & Other Net Assets     0.5

                                                                          [LOGO]
-------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS*

                       SIT                 S&P               RUSSELL
                     MID CAP             MIDCAP              MID CAP
                   GROWTH FUND          400 INDEX         GROWTH INDEX
                   -----------          ---------         ------------

3 Month**              4.06%              -8.40%              -5.01%
1 Year                37.56               25.50               37.20
5 Year                19.20               18.59               19.45
10 Year               14.94               15.64               15.13
Inception             18.47               17.97                 --
  (9/2/82)


                        CUMULATIVE TOTAL RETURNS*


                       SIT                  S&P              RUSSELL
                     MID CAP              MIDCAP             MID CAP
                   GROWTH FUND          400 INDEX         GROWTH INDEX
                   -----------          ---------         ------------

1 Year                37.56%              25.50%              37.20%
5 Year               140.60              134.55              143.16
10 Year              302.39              327.53              309.15
Inception           1710.30             1583.61                --
  (9/2/82)


* AS OF 9/30/99                                                **NOT ANNUALIZED.


--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL MID CAP GROWTH INDEX AND THE S&P MIDCAP 400 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 9/30/99 would have grown to $181,030 in the Fund, or $168,361 in the S&P MidCap 400 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                      *  Legato Systems, Inc.
                      *  Biogen, Inc.
                      *  JDS Uniphase Corp.
                      *  Xilinx, Inc.
                      *  Dendrite International, Inc.
                      *  Vitesse Semiconductor Corp.
                      *  Check Point Software Tech., Ltd.
                      *  Kohl's Corp.
                      *  Applied Micro Circuits Corp.
                      *  AMFM, Inc.

                          Total Number of Holdings: 64

[PHOTO]  SIT INTERNATIONAL GROWTH FUND REVIEW
         Quarter Ended September 30, 1999
         -----------------------------------------------------------------------
         Senior Portfolio Managers
         Eugene C. Sit, CFA * Andrew B. Kim, CFA * Roger J. Sit

   The Sit International Growth Fund gained +7.3% for the three months ended September 30th compared to the MSCI EAFE Index rise of +4.4% and the Lipper International Fund Index increase of +3.4%. A primary reason for the Fund's outperformance during the quarter was the increase in the portfolio's Japanese weighting.
   The yen appreciated +12% against the dollar despite periodic intervention by the Bank of Japan and reiteration of U.S. policy supporting a strong dollar. The yen's strength has contributed to the positive performance in the Fund as holdings are directed toward domestic companies that benefit from a stronger yen and exporters. The Fund's Japanese holdings provided a return of +38.1% for the quarter. The Fund partially hedged its Japanese holdings to protect local currency gains. The negative impact of the hedge has been reduced with the appreciation of the Japanese holdings and the increase in weighting.
   The euro appears to have reversed its downward trend against the dollar, appreciating +3% in the past quarter. We believe the euro reached its lows relative to the dollar in the second quarter and will continue to strengthen as the European Central Bank begins to modestly increase interest rates. Signs of economic growth recovering, low inflation and a favorable interest rate environment all aided Europe in outperforming the U.S. in the third quarter and positively contributed to the Fund's performance. The MSCI Europe Index returned +1.2% compared to a S&P 500 return of -6.3% during the quarter. The Fund's holdings in Ireland rose +9.8%, Germany +6.1%, United Kingdom +5.6%, and Portugal +2.6%.
   Sector performance was led by retailers (Seven-Eleven Japan, +79.8%; Ryohin Keikaku, +60.7%), semiconductors (Samsung Electronics, +47.6%), financial services (Orix Corporation, +37.8%; Nikko Securities, +31.0%), healthcare (Terumo Corporation, +39.0%; Elan, +20.9%) and telecommunications (NTT Mobile Communications, +45.6%). We believe these sectors will remain the global leaders. Our strategy is to increase the Fund's European weight from 55% to 60% and maintain the Fund's Japanese weight in the 30% area. We believe the substantial gains realized in non-Japan Asia during the first part of the year will not be duplicated as equity valuations have become stretched, and consequently, the Fund's weighting in this region will be reduced as capital flows favor Europe.


                        INVESTMENT OBJECTIVE AND STRATEGY


     The objective of the Sit International Growth Fund is to achieve long-term growth of capital by investing in equity securities of issuers domiciled outside the United States. The Fund's investment objective reflects the belief that long-term investment planning should include the investment opportunities that exist outside the U.S.

     The Fund selects its investments based on the characteristics of the particular markets and economies of the countries in which it invests. Emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to factors such as the company's revenues, earnings, assets and long-term competitive position which over time will enhance the equity value of the company.


                                PORTFOLIO SUMMARY

                    Net Asset Value 9/30/99:  $ 20.14 Per Share
                                    6/30/99:  $ 18.77 Per Share

                           Total Net Assets:  $100.4 Million

                Weighted Average Market Cap:  $ 51.2 Billion


                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                                         SIT INT'L      Morgan Stanley
                                         GROWTH FUND    EAFE Index

                         Europe Other    32.0           26.5
                                Japan    29.9           28.4
                  France, Germany, UK    23.6           39.3
                        Pacific Basin    10.1            5.8
                        North America     0.7            0.0
                   Africa/Middle East     0.6            0.0
                        Latin America     0.4            0.0
              Cash & Other Net Assets     2.7            0.0

                                                                          [LOGO]
-------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS*

                         SIT            MORGAN STANLEY        LIPPER
                    INTERNATIONAL        CAPITAL INT'L         INT'L
                     GROWTH FUND          EAFE INDEX           INDEX
                    -------------       --------------        ------

3 Month**               7.30%                4.39%             3.37%
1 Year                 30.96                30.95             27.64
3 Year                 12.46                10.43             11.99
5 Year                  9.57                 9.12              9.98
Inception              12.42                 8.91             10.98
  (11/1/91)


                            CUMULATIVE TOTAL RETURNS*

                         SIT            MORGAN STANLEY        LIPPER
                    INTERNATIONAL        CAPITAL INT'L         INT'L
                     GROWTH FUND          EAFE INDEX           INDEX
                    -------------       --------------        ------

1 Year                 30.96%               30.95%            27.64%
3 Year                 42.23                34.66             40.46
5 Year                 57.95                54.72             60.94
Inception             152.61                96.65            128.24
  (11/1/91)


* AS OF 9/30/99                                                **NOT ANNUALIZED.


--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/91) and held until 9/30/99 would have grown to $25,261 in the Fund, or $19,665 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS


                   *  Nokia Corp., A.D.R.
                   *  NTT Mobile Communications Network, Inc.
                   *  Ryohin Keikaku Co.
                   *  Orix Co.
                   *  Mannesman, A.G.
                   *  NTT Data Corp.
                   *  Takeda Chemical Industries
                   *  Misys, p.l.c.
                   *  Samsung Electronics
                   *  Elan Corp., p.l.c., A.D.R.

                          Total Number of Holdings: 82

[PHOTO]  SIT SMALL CAP GROWTH FUND
         Quarter Ended September 30, 1999
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager

   The Sit Small Cap Growth Fund's quarterly return of +11.7% was strong in both absolute and relative terms and compares favorably given the negative returns for most domestic stock market indices during the period. For the quarter, the Fund ranked in the 4th percentile out of 278 funds tracked by Lipper Analytical Services, Inc. For the year-to-date, 1-year and 5-year periods, the Fund ranked in the 22nd, 38th and 15th percentile, respectively.
   Of particular note was the strong performance of technology stocks during the quarter. The Fund's two most overweighted sectors, electronic technology and technology services, rose approximately +25% during the quarter. The return for the comparable Russell 2000 Index technology component was approximately +6%. The Fund will continue to have substantial weightings in this sector based on the themes that are currently driving technology spending, including telecommunications innovation, E-commerce, internet infrastructure, and recovery in the semiconductor industry. We believe that the market will continue to focus on these themes and companies that can deliver strong earnings growth are well represented in the Fund. At the end of September, the 5-year projected growth rate for companies held in the Fund was +35.5%, roughly four times the projected growth rate for the S&P 500 Index.
   Sector weighting increases during the past quarter occurred in electronic technology, primarily through price appreciation, and health technology, through the purchases of Affymetrix, Guilford Pharmaceuticals, and QLT Phototherapeutics. As of September 30th, the Fund was 98.6% invested in equity securities. Relative to the Russell 2000 Index, sector overweightings include electronic technology, technology services, and health technology.
   Although smaller stocks have had improved performance relative to large stocks thus far in 1999, the dramatic outperformance over the last three years by large capitalization issues suggests there is significant potential for "catch up" by small cap issues. Strong fundamentals, attractive valuations and the prospect of renewed investor enthusiasm for small company stocks make us optimistic about the Fund's outlook.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small growth companies that have a capitalization of $2.5 billion or less at the time of purchase.

     In addition, the Fund may purchase securities convertible into common stocks, preferred stocks and warrants. The Fund may invest in securities not listed on a national securities exchange but generally such securities will have an established over-the-counter market.


                                PORTFOLIO SUMMARY

                    Net Asset Value 9/30/99:  $20.42 Per Share
                                    6/30/99:  $18.28 Per Share

                           Total Net Assets:  $57.4 Million

                Weighted Average Market Cap:  $ 2.6 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Electronic Technology    32.5
                          Technology Services    24.3
                            Health Technology     9.3
                                    Utilities     7.4
                                      Finance     7.0
                            Consumer Services     4.1
                                 Retail Trade     3.7
                               Transportation     3.4
                              Energy Minerals     2.9
                              Health Services     2.2
                          Commercial Services     1.8
                      Cash & Other Net Assets     1.4

                                                                          [LOGO]
-------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT                                 RUSSELL
                     SMALL CAP         RUSSELL 2000          2000
                    GROWTH FUND           INDEX          GROWTH INDEX
                    -----------        ------------      ------------

3 Month**              11.71%             -6.32%             -4.91%
1 Year                 46.48              19.07              32.64
3 Year                 10.66               8.70               7.14
5 Year                 20.18              12.39              12.16
Inception              20.95              13.12              13.45
  (7/1/94)


                            CUMULATIVE TOTAL RETURNS*

                        SIT                                 RUSSELL
                     SMALL CAP         RUSSELL 2000          2000
                    GROWTH FUND           INDEX          GROWTH INDEX
                    -----------        ------------      ------------

1 Year                46.48%              19.07%             32.64%
3 Year                35.49               28.43              22.98
5 Year               150.72               79.30              77.51
Inception            171.53               91.09              94.07
  (7/1/94)


* AS OF 9/30/99                                                **NOT ANNUALIZED.


--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX. LIPPER ANALYTICAL SERVICES, INC. IS A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 9/30/99 would have grown to $27,153 in the Fund, or $19,109 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                        *  JDS Uniphase Corp.
                        *  Legato Systems, Inc.
                        *  Applied Micro Circuits Corp.
                        *  PMC-Sierra, Inc.
                        *  Dendrite International, Inc.
                        *  Galileo Technology, Ltd.
                        *  Newfield Exploration Co.
                        *  Sapient Corp.
                        *  Emmis Communications Corp.
                        *  Transaction Network Svcs., Inc.

                          Total Number of Holdings: 61

[PHOTO]  SIT SCIENCE AND TECHNOLOGY GROWTH FUND
         Quarter Ended September 30, 1999
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager

   Despite the negative return for most domestic stock indices during the quarter, we are pleased to report that the Sit Science and Technology Growth Fund increased +8.9% during the quarter. The Pacific Stock Exchange Technology
(PSE) Index return was +4.6% for the quarter, and the S&P 500 Index return was -6.3%.
   The Fund's strong performance during the quarter was largely driven by technology stocks; the return for the electronic technology sector within the Fund was approximately +12.7%. Numerous secular and cyclical forces are driving information technology companies' share prices. The build-out of the Internet, the rapid growth of telecommunications, and the cyclical recovery in the semiconductor industry are among the prominent themes addressed in the composition of the Fund. Although the health care component of the Fund has compromised the since-inception returns vis-a-vis the PSE Index (which has a much smaller health care component compared to the Fund), we believe there are similarly strong secular themes in health care that offer investment opportunities over the long-term. Demographic trends and innovations in biotechnology are among the secular forces that we believe will drive growth in the health care sector in the years ahead.
   The portfolio was 95.8% invested in equity securities at the end of the September quarter. There were no significant sector weighting changes during the quarter. New purchases included Affymetrix, Texas Instruments, JDS Uniphase, QLT Phototherapeutics, and Lexmark International. Positions were eliminated in International Business Machines, Xerox, Synopsys, and Qwest Communications.
   By focusing on dynamic growth areas within the marketplace, companies in the Fund continue to have projected earnings growth rates far greater than the overall market. Earnings for companies in the Fund are expected to increase +31.2% in 2000 and +33.0% over five years, compared to the comparable +8.0% and +9.0% projected growth rates for the S&P 500 Index.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies which Sit Investment Associates, Inc. expects to benefit from the development, improvement, advancement and use of science and technology. During normal market conditions, at least 80% of the Fund's total assets will be invested in such securities. The Fund emphasizes securities of companies that the adviser believes have potential for long-term capital growth.


                                PORTFOLIO SUMMARY

                    Net Asset Value 9/30/99:  $16.59 Per Share
                                    6/30/99:  $15.23 Per Share

                           Total Net Assets:  $16.2 Million

                Weighted Average Market Cap:  $58.1 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Electronic Technology   51.3
                            Health Technology   22.4
                          Technology Services   20.5
                                    Utilities    1.6
                      Cash & Other Net Assets    4.2

                                                                          [LOGO]
-------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS*

                       SIT          PACIFIC STOCK
                   SCIENCE AND        EXCHANGE
                   TECHNOLOGY        TECHNOLOGY           S&P
                   GROWTH FUND        100 INDEX       500 INDEX*
                   -----------        ---------       ----------

3 Month**              8.93%             4.62%          -6.25%
1 Year                50.41             96.26           27.80
Inception             33.59             55.36           18.97
  (12/31/97)


                            CUMULATIVE TOTAL RETURNS*

                       SIT          PACIFIC STOCK
                   SCIENCE AND        EXCHANGE
                   TECHNOLOGY        TECHNOLOGY           S&P
                   GROWTH FUND        100 INDEX       500 INDEX*
                   -----------        ---------       ----------

1 Year                50.41%            96.26%          27.80%
Inception             65.90            116.00           34.47
  (12/31/97)


* AS OF 9/30/99                                                **NOT ANNUALIZED.


--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE PACIFIC STOCK EXCHANGE TECHNOLOGY 100 INDEX AND THE S&P 500 INDEX.
*THE FUND HAS DETERMINED THAT THE S&P 500 INDEX IS MORE REPRESENTATIVE OF THE PORTFOLIO AND IS NOW USING THIS INDEX AS ITS PRIMARY INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 9/30/99 would have grown to $16,590 in the Fund, $13,547 in the S&P 500 Index, or $21,600 in the PSE Tech 100 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                         *  Cisco Systems, Inc.
                         *  Microsoft Corp.
                         *  Legato Systems, Inc.
                         *  Dendrite International, Inc.
                         *  PMC-Sierra, Inc.
                         *  Applied Micro Circuits Corp.
                         *  Unisys Corp.
                         *  Intel Corp.
                         *  Vitesse Semiconductor Corp.
                         *  Biogen, Inc.

                          Total Number of Holdings: 58

[PHOTO]  SIT DEVELOPING MARKETS GROWTH FUND
         Quarter Ended September 30, 1999
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager
         Andrew B. Kim, CFA, Senior Portfolio Manager

   The Sit Developing Markets Growth Fund outperformed the MSCI Emerging Markets Free Index and the Lipper Emerging Markets Index in the September quarter. The Fund declined -4.1% versus the -5.5% decline in the MSCI Index and -7.0% decline in the Lipper Index. The Fund benefited from its overweight position and stock selection in Asia. At the end of September, the Fund had a weighting of 58.9% in Asia vs. 40.6% for the MSCI Index. During the quarter, we increased the Fund's weightings in South Korea and Israel to 14.5% and 6.9%, respectively, while reducing our exposure to Mexico.
   We are maintaining our overweight position in Asia, as the economic recovery in the region continues to improve the earnings outlook for companies in our portfolio. The Fund's holdings in the contract manufacturing and semiconductor industries are benefiting from strong European and U.S. electronics demand as well as the recent appreciation of the Yen. We do not expect the September 21st earthquake in Taiwan to have a sustained impact on stock valuations. Taiwan-based manufacturers such as TSMC have suffered only minor disruptions to their operations following the earthquake and have already returned to full production.
   The Fund is underweighted in Latin America, with an 11.4% position vs. 28.6% for the Index as of September 30. Within this region, we continue to favor Mexico (8.6% weighting vs. 10.6% for the Index) where solid GDP growth has been accompanied by low inflation and improving consumer demand. In Brazil, however, investor concerns over poor economic fundamentals and sluggish government reform efforts remain a drag on both the stock market and the real currency, which is at a 9-month low. The Fund continues to be underweighted in Brazil (1.7% weighting vs. 9.6% for the Index).
   The weighting in Emerging-Europe, Middle East, and Africa has increased to 21.4% as we have added exposure to Israel-based technology firms which will benefit from global electronics demand and internet expansion. Our 6.9% weighting in this region remains above the 3.8% weight for the Index. Recent additions to the Fund include Galileo Technology and Radware, both Israeli technology firms, and SK Telecom, the largest cellular operator in South Korea. These new holdings reflect our bullish outlook on the global mobile telecommunications and technology sectors.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing in equity securities of companies located or otherwise operating in a developing market.

     Developing markets tend to be less economically developed regions of the world. General characteristics also include a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, rapid economic growth and lower degrees of political stability. Investors should carefully consider the risks associated with developing markets such as currency flucuations, high volatility, illiquidity and the possibility of political instability.


                                PORTFOLIO SUMMARY

                    Net Asset Value 9/30/99:  $ 9.57 Per Share
                                    6/30/99:  $ 9.98 Per Share

                           Total Net Assets:  $10.0 Million

                Weighted Average Market Cap:  $30.2 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                                        SIT DEVELOPING        MSCI Emerging
                                        MARKETS GROWTH FUND   Markets Free Index

                                 Asia   58.9                  40.6
                        Latin America   11.4                  28.6
                               Europe   11.4                  15.4
                   Africa/Middle East   10.0                  15.4
                        North America    1.0                   0.0
              Cash & Other Net Assets    7.3                   0.0

                                                                          [LOGO]
-------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT                 MSCI               LIPPER
                    DEVELOPING            EMERGING            EMERGING
                     MARKETS               MARKETS             MARKETS
                    GROWTH FUND          FREE INDEX             INDEX
                    -----------          ----------           --------

3 Month**             -4.11%               -5.50%              -7.00%
1 Year                37.50                53.44               45.14
3 Year                -4.53                -6.64               -5.96
5 Year                -2.64                -7.49               -5.71
Inception             -0.70                -3.79               -2.36
  (7/1/94)


                            CUMULATIVE TOTAL RETURNS*

                        SIT                 MSCI               LIPPER
                    DEVELOPING            EMERGING            EMERGING
                     MARKETS               MARKETS             MARKETS
                    GROWTH FUND          FREE INDEX             INDEX
                    -----------          ----------           --------

1 Year                37.50%               53.44%              45.14%
3 Year               -12.98               -18.63              -16.83
5 Year               -12.52               -32.26              -25.45
Inception             -3.60               -18.39              -11.82
  (7/1/94)


* AS OF 9/30/99                                                **NOT ANNUALIZED.


--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MSCI EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 9/30/99 would have grown to $9,640 in the Fund, or $8,161 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.


                               10 LARGEST HOLDINGS

                       *  Hon Hai Precision Industry
                       *  Samsung Electronics
                       *  Telefonos de Mexico, A.D.R.
                       *  Datacraft Asia, Ltd.
                       *  Advanced Info Services
                       *  Cifra, S.A.
                       *  Korea Electric Power, A.D.R.
                       *  Alpha Credit Bank
                       *  Venture Manufacturing, Ltd.
                       *  Panafon Telecom

                          Total Number of Holdings: 49

[LOGO]


Directors:
                  Eugene C. Sit, CFA
                  Peter L. Mitchelson, CFA
                  William E. Frenzel
                  John E. Hulse
                  Sidney L. Jones
                  Donald W. Phillips

Director Emeritus:
                  Melvin C. Bahle

Officers:
                  Eugene C. Sit, CFA                Chairman
                  Peter L. Mitchelson, CFA          Vice Chairman
                  Mary K. Stern, CFA                President
                  Roger J. Sit                      Executive Vice President
                  Erik S. Anderson, CFA             Vice President - Investments
                  Ronald D. Sit, CFA                Vice President - Investments
                  Bryce A. Doty, CFA (1)            Vice President - Investments
                  Robert W. Sit (2)                 Vice President - Investments
                  John T. Groton, Jr., CFA (3)      Vice President - Investments
                  Paul E. Rasmussen                 Vice President & Treasurer
                  Michael P. Eckert                 Vice President
                  Michael J. Radmer                 Secretary
                  Debra A. Sit, CFA                 Assistant Treasurer
                  Carla J. Rose                     Assistant Secretary


(1)  Sit Balanced Fund only.
(2)  Sit Science and Technology Growth Fund only.
(3)  Sit Regional Growth Fund only.

                         A LOOK AT THE SIT MUTUAL FUNDS

      Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $7 billion for some of America's largest corporations, foundations and endowments.

      Sit Mutual Funds are comprised of thirteen NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

      Sit Mutual Funds offer:
         *  Free telephone exchange
         *  Dollar-cost averaging through an automatic investment plan
         *  Electronic transfer of funds for purchases and redemptions
         *  Free check writing privileges on bond funds
         *  Retirement accounts including IRAs and 401(k) plans



                              SIT FAMILY OF FUNDS

                                     [GRAPH]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION AND   APPRECIATION
                                         INCOME

MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME     REGIONAL GROWTH    SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                 TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                             GROWTH


                                     [LOGO]
                                SIT MUTUAL FUNDS
                          ----------------------------
                          THE INVESTMENT IS MUTUAL(SM)

QUARTERLY REPORT STOCK FUNDS

Quarter Ended September 30, 1999


INVESTMENT ADVISER

Sit Investment Associates, Inc.
4600 Norwest Center
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


DISTRIBUTOR

SIA Securities Corp.
4600 Norwest Center
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675


TRANSFER AGENT AND
DISBURSING AGENT

First Data Investor Services
P.O. Box 5166
Westboro, MA 01581-5166


AUDITORS

KPMG LLP
4200 Norwest Center
Minneapolis, MN 55402


LEGAL COUNSEL

Dorsey & Whitney LLP
220 South Sixth Street
Minneapolis, MN 55402


INVESTMENT SUB-ADVISER

(Developing Markets Growth Fund and
International Growth Fund)
Sit/Kim International Investment Associates, Inc.
4600 Norwest Center
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


                                     [LOGO]
                                SIT MUTUAL FUNDS
                          ----------------------------
                          THE INVESTMENT IS MUTUAL(SM)